                                                                 EXHIBIT NO. 24


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacities indicated below, hereby constitutes and appoints JOHN K. TSUI and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacities indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of February, 1997.


                                    /s/ Walter A. Dods, Jr.
                                    -------------------------------------------
                                    Walter A. Dods, Jr.
                                    Chairman and Chief Executive
                                      Officer, Director
                                    First Hawaiian, Inc.
                                    (principal executive officer)

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR. and JOHN
K. TSUI, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of February, 1997.


                                         /s/ Howard H. Karr
                                         --------------------------------------
                                         Howard H. Karr
                                         Executive Vice President & Treasurer
                                         First Hawaiian, Inc.
                                         (principal financial and accounting
                                            officer)

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., JOHN K. TSUI, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of February, 1997.

                                         /s/ John W.A. Buyers
                                         --------------------------------
                                         John W.A. Buyers        Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., JOHN K. TSUI, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of February, 1997.

                                         /s/ John C. Couch
                                         --------------------------------
                                         John C. Couch           Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., JOHN K. TSUI, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), her true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 19th day of February, 1997.

                                         /s/ Dr. Julia Ann Frohlich
                                         --------------------------------
                                         Dr. Julia Ann Frohlich  Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., JOHN K. TSUI, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of February, 1997.

                                         /s/ Paul Mullin Ganley
                                         --------------------------------
                                         Paul Mullin Ganley      Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., JOHN K. TSUI, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of February, 1997.

                                  /s/ David M. Haig
                                  --------------------------------
                                  David M. Haig           Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., JOHN K. TSUI, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of February, 1997.

                                  /s/ John A. Hoag
                                  --------------------------------
                                  John A. Hoag            Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., JOHN K. TSUI, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of February, 1997.

                                  /s/ Bert T. Kobayashi, Jr.
                                  --------------------------------
                                  Bert T. Kobayashi, Jr.  Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., JOHN K. TSUI, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of February, 1997.

                                  /s/ Dr. Richard T. Mamiya
                                  --------------------------------
                                  Dr. Richard T. Mamiya   Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., JOHN K. TSUI, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of February, 1997.

                                  /s/ George P. Shea, Jr.
                                  --------------------------------
                                  George P. Shea, Jr.     Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR. and HOWARD
H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of February, 1997.

                                  /s/ John K. Tsui
                                  --------------------------------
                                  John K. Tsui            Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., JOHN K. TSUI, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of February, 1997.

                                  /s/ Dr. Fujio Matsuda
                                  --------------------------------
                                  Dr. Fujio Matsuda       Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., JOHN K. TSUI, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of February, 1997.

                                  /s/ Dr. Roderick F. McPhee
                                  --------------------------------
                                  Dr. Roderick F. McPhee  Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., JOHN K. TSUI, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of February, 1997.

                                  /s/ Fred C. Weyand
                                  --------------------------------
                                  Fred C. Weyand          Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., JOHN K. TSUI, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of February, 1997.

                                  /s/ Robert C. Wo
                                  --------------------------------
                                  Robert C. Wo            Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., JOHN K. TSUI, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of February, 1997.

                                  /s/ Roy E. King, Jr.
                                  -----------------------------------
                                  Roy E. King, Jr.
                                  Member of the Profit Sharing
                                  Committee

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., JOHN K. TSUI, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of February, 1997.

                                  /s/ William B. Johnstone, III
                                  -----------------------------------
                                  William B. Johnstone, III
                                  Member of the Profit Sharing
                                  Committee

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., JOHN K. TSUI, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 19th day of February, 1997.

                                  /s/ Corbett A.K. Kalama
                                  -----------------------------------
                                  Corbett A.K. Kalama
                                  Member of the Profit Sharing
                                  Committee

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., JOHN K. TSUI, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), her true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 19th day of February, 1997.

                                  /s/ Vera V. Thomas
                                  -----------------------------------
                                  Vera V.Thomas
                                  Member of the Profit Sharing
                                  Committee

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, in the capacity indicated below, hereby constitutes and appoints WALTER A. DODS, JR., JOHN K. TSUI, and HOWARD H. KARR, of Honolulu, Hawaii, and each of them (with full power to each of them to act alone), her true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments that said attorneys and agents, or any of them, may deem necessary or advisable or may require to enable FIRST HAWAIIAN, INC. (hereinafter the "Company") to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of 1,000,000 shares of common stock of the Company under S.E.C. Registration Statement on Form S-8 for purchase by the First Hawaiian, Inc. Profit Sharing Plan and the First Hawaiian, Inc. Future Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity indicated below to the registration statement and any and all amendments and supplements to said registration statement (including specifically, and without limitation to the generality of the foregoing, any amendment or amendments changing the number of shares of common stock) and to any instruments or documents filed as a part of or in connection with said amendments or supplements to said registration statement, and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 19th day of February, 1997.

                                  /s/ Kathryn Okazaki
                                  -----------------------------------
                                  Kathryn Okazaki
                                  Member of the Profit Sharing
                                  Committee